Exhibit 99.1

# WEINGARTEN REALTY

Real Estate for Everyday Retail

Marshalls
MATTRESS FIRM

## Supplemental Financial Information

Quarter Ended September 30, 2015

WRI
LISTED
NYSE

Table of Contents	Page
Quarterly Earnings Press Release	i - v
Company Information	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Funds From Operations Attributable to Common Shareholders	5
Supplemental Income Statement Detail	6
Supplemental Balance Sheet Detail	7
Capitalization and Debt Coverage Ratios	8
Guidance	9

Investment Activity
Capital Expenditures	11
New Development / Redevelopment	12
Land Held for Development	13
Disposition and Acquisition Summary	14

Summary of Debt
Debt Information	16
Schedule of Maturities	17

Joint Ventures
Unconsolidated Joint Venture Financial Statements at 100%	19
Unconsolidated Joint Venture Financial Statements at Pro rata Share	20
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	21
Unconsolidated Joint Venture Mortgage Debt Information	22

Portfolio Summary
Tenant Diversification by Percent of Base Minimum Rent	24
Portfolio Operating Information	25 - 26
Total Net Operating Income by Geographic Region	27

Property Listing
Summary Property Listing	29
Property Listing	30 - 39

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of September 30, 2015, we owned or operated under long-term leases, interests in 232 properties which are located in 20 states that span the United States from coast to coast. These properties represent approximately 45.9 million square feet of which our interests in these properties aggregated approximately 28.3 million square feet of leasable area. Our properties were 95.1% leased as of September 30, 2015, and historically our portfolio occupancy rate has never been below 90%.

www.weingarten.com

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY INCREASES RECURRING
FFO PER SHARE BY 5.7%

HOUSTON, October 29, 2015 (BUSINESS WIRE) -- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the quarter ended September 30, 2015. The supplemental financial package with additional information can be found on the Company's website under the Investor Relations tab.
Third Quarter Operating and Financial Highlights

•	Recurring Funds from Operations Attributable to Common Shareholders ("FFO") for the quarter increased to $0.56 per diluted share from $0.53 per diluted share a year ago, a 5.7% increase;

•	Same Property Net Operating Income ("SPNOI") increased 3.0% over the same quarter of the prior year. Including all redevelopments, SPNOI increased 5.7%;

•	Rental rates on new leases and renewals were up 19% and 9%, respectively; and

•	Acquisitions totaling $61.0 million and dispositions totaling $43.5 million were completed during the quarter or subsequent to quarter-end.
Financial Results
The Company reported net income attributable to common shareholders of $43.4 million or $0.35 per diluted share (hereinafter “per share”) for the third quarter of 2015, as compared to $97.6 million or $0.79 per share for the same period in 2014. The decrease is due primarily to gains on sales of property totaling $0.56 per share in the third quarter of 2014 compared to $0.10 per share in the current quarter.

Reported FFO, calculated in accordance with the National Association of Real Estate Investment Trust’s definition, was $70.0 million or $0.56 per share for the third quarter of 2015 compared to $64.8 million or $0.52 per share for 2014. Year-to-date, Reported FFO was $188.7 million or $1.50 per share for 2015 compared to $193.4 million or $1.56 per share for 2014. Year-to-date 2015 results include redemption costs for preferred shares and the write-off of debt costs of $15.8 million or $0.13 per share.

i

Recurring FFO for the quarter ended September 30, 2015 was $0.56 per share or $70.3 million, an increase of 5.7% on a per share basis over $0.53 per share or $66.2 million for the same quarter of last year. The increase in Recurring FFO over the prior year was primarily due to increases in net operating income from our existing portfolio resulting from increases in occupancy and rental rates, incremental income from our new developments and redevelopments, reduced interest expense from favorable debt refinancings and reduced preferred share dividends due to redemptions. These increases were partially offset by the impact of the Company’s disposition program, which reduced Recurring FFO by $0.03 per share year-over-year. For the nine months, Recurring FFO was $204.0 million or $1.62 per share for 2015 compared to $191.4 million or $1.54 per share for 2014.
Reconciliation between net income attributable to common shareholders to Reported FFO and Recurring FFO attributable to common shareholders is listed on page 5 of the Company’s supplemental package.
Operating Results
Same Property Net Operating Income increased 3.0% for the quarter primarily due to increased occupancy and rental rates. Year-to-date, SPNOI increased a strong 3.7%. Including all redevelopments, SPNOI for the quarter would be 5.7% and year-to-date 4.7%.

Occupancy increased to 95.1% in the third quarter from 94.9% in the same quarter of 2014. Occupancy of small shop space increased to 90.2%, up 1.1% from the same quarter of 2014. Year-to-date, only 235 merchants ceased operations at the Company’s properties, the lowest such total since 2003.
The Company produced steady leasing results during the third quarter with 291 new leases and renewals which represent annualized revenues of $8.0 million and $10.9 million, respectively. The average rental rate increase on new leases and renewals signed during the third quarter was 18.6% and 9.1%, respectively.
“Demand for quality retail space has been consistent all across our footprint. Especially notable is the performance of our Houston portfolio where the decline in oil prices has not caused a significant impact on merchant sales or a decrease in demand for the little space we have available. Year-to-date rental rates increased 17%, a testament to the strength of our Houston portfolio, which primarily serves superzips,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.
Portfolio Activity
The Company acquired two shopping centers and two outparcels during the quarter, investing $61.0 million. First, Trenton Crossing is a 266,000 square foot Target anchored center in McAllen, Texas with Marshalls, Ross Dress for Less, Hobby Lobby, PetSmart, and Bealls. This is a quality addition to the Company’s highly successful South Texas portfolio that benefits from the steady flow of shoppers from across the border. Second, at the end of the quarter, the Company purchased Wake Forest Crossing I in the greater Raleigh metro. This

88,000 square foot property is anchored by a Lowes Foods supermarket and is adjacent to the Company’s Wake Forest Crossing II new development that will be completed later this year. This addition of a grocery anchor to the development project will increase the value of the combined projects. Year-to-date, the Company has purchased eight properties, investing $234.2 million.

The Company continues to make significant progress on its new development and redevelopment projects. Hilltop Village Center, a 249,000 square foot development in Alexandria, Virginia, anchored by Wegmans and LA Fitness, is 99% leased and will yield around 8% upon completion. At Nottingham Commons, a 176,000 square foot grocery anchored development in White Marsh, Maryland, signed occupancy already stands at over 80% with construction commencing next month.

During the quarter, the Company was selected as the master developer for the redevelopment of the Atlanta Civic Center. The Company won the competitive process to control this 19 acre infill mixed use development which will have up to 200,000 square feet of retail as well as residential and office components. Planning and underwriting is still in progress including what portion of the project the Company would develop and own, however the investment in the retail portion is currently estimated to be around $70 million with the total project cost around $300 million. It is early in the process and we expect to open in late 2018 or 2019.

The Company also reported 14 active and completed redevelopment projects where it will invest about $76.0 million at a return of around 12%. To date, the Company has invested nearly $41 million in these redevelopment projects.

During the third quarter, the Company completed about $29.2 million of dispositions. Subsequent to quarter end, the Company sold an additional property and a land parcel for $14.3 million, bringing the year-to-date sales to $107.2 million.

“I am extremely pleased with the results of our portfolio activity this quarter, especially in light of the highly competitive environment in which we operate. We were able to complete some unique acquisitions of quality properties and continue to make great progress on our new developments and redevelopments. We are especially excited about the development opportunity in Atlanta that we secured this quarter as it highlights the expertise of our development team.” said Drew Alexander, President and Chief Executive Officer.

2015 Guidance
The Company has updated its guidance as follows:

	Previous Guidance	Revised Guidance
Recurring FFO per Common Share - Diluted	$2.14 - $2.18	$2.16 - $2.18
Reported FFO per Common Share - Diluted	$2.02 - $2.06	$2.04 - $2.06
Portfolio Activity ($ in millions)
Acquisitions	$200 - $250	$200 - $250
New Development	$50 - $100	$50 - $100
Dispositions	$125 - $175	$125 - $175
Operating Information
Same Property Net Operating Income	+3.0% to +4.0%	+3.0% to +4.0%

Steve Richter, Executive Vice President and Chief Financial Officer added, “The competitive landscape for acquisitions in our targeted markets, the volatility in the capital markets and the continued sluggishness of the overall economy causes us to be cautious on investing new capital as we complete 2015 and enter 2016. This could result in an acceleration of 2016 dispositions in order to take advantage of the strong market today.” Guidance information is included on page 9 of the Company’s supplemental package.
Dividends
The Board of Trust Managers declared a quarterly cash dividend of $0.345 per common share payable on December 15, 2015 to shareholders of record on December 8, 2015.
Share Repurchase Program
Volatility in the stock market has produced swings in the Company’s share price in excess of 15% in the last sixty days. Given the continued uncertainties surrounding interest rates and the overall economy, the Company’s Board of Trust Managers approved a share repurchase program authorizing up to $200 million in common share repurchases. There is no fixed termination date for this repurchase program. Purchases may be made in open-market transactions, block transactions on or off an exchange, or in privately negotiated transactions.

The timing and amount of any shares repurchased will be determined by the Company based on its evaluation of market conditions and other factors. The repurchase program may be suspended or discontinued at any time, and the Company has no obligation to repurchase any amount of its common shares under the program.

Conference Call Information

The Company also announced that it will host a live webcast of its quarterly conference call on October 30, 2015 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (800) 886-4674 (conference ID # 37563665). A replay will be available through the Company’s website starting approximately two hours following the live call.
About Weingarten Realty Investors
Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer. At September 30, 2015, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 232 properties which are located in 20 states spanning the country from coast to coast. These properties represent approximately 45.9 million square feet of which our interests in these properties aggregated approximately 28.3 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.

Forward-Looking Statements

Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.

v

Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Non-GAAP Disclosures
The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations attributable to common shareholders (“FFO”) as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. We calculate FFO in a manner consistent with the NAREIT definition. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended December 31,
	2015	2014	2015	2014	2014	2013	2012	2011
Revenues:
Rentals, net	$128,254	$127,974	$375,222	$380,398	$503,128	$477,340	$439,993	$414,656
Other	2,533	2,547	7,968	7,906	11,278	11,855	11,184	13,638
Total	130,787	130,521	383,190	388,304	514,406	489,195	451,177	428,294
Expenses:
Depreciation and amortization	36,327	36,694	108,929	113,948	150,356	146,763	127,703	118,890
Operating	24,291	23,454	69,076	71,989	95,318	97,099	88,924	81,178
Real estate taxes, net	15,770	15,412	45,895	46,419	60,768	57,515	52,066	49,780
Impairment loss	—	—	153	—	1,024	2,579	9,585	49,671
General and administrative	6,188	6,146	20,021	17,879	24,902	25,371	28,538	25,461
Total	82,576	81,706	244,074	250,235	332,368	329,327	306,816	324,980
Operating Income	48,211	48,815	139,116	138,069	182,038	159,868	144,361	103,314
Interest Expense, net	(20,607)	(24,373)	(67,357)	(73,263)	(94,725)	(96,312)	(106,248)	(130,298)
Interest and Other (Expense) Income, net	(888)	96	2,252	2,893	3,756	7,685	6,047	5,059
Gain on Sale and Acquisition of Real Estate Joint Venture and Partnership Interests	—	—	879	1,718	1,718	33,670	14,203	—
Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net (a)	5,096	7,881	13,680	16,331	22,317	35,112	(1,558)	7,834
Benefit (Provision) for Income Taxes	144	284	(291)	1,885	1,261	(7,046)	75	3
Income (Loss) from Continuing Operations	31,956	32,703	88,279	87,633	116,365	132,977	56,880	(14,088)
Operating Income from Discontinued Operations	—	—	—	342	342	12,214	25,918	18,875
Gain on Sale of Property from Discontinued Operations	—	—	—	44,582	44,582	119,203	68,619	10,648
Income from Discontinued Operations	—	—	—	44,924	44,924	131,417	94,537	29,523
Gain on Sale of Property	13,232	69,496	43,917	71,407	146,290	762	1,004	1,304
Net Income	45,188	102,199	132,196	203,964	307,579	265,156	152,421	16,739
Less: Net Income Attributable to Noncontrolling Interests	(1,787)	(1,870)	(5,119)	(4,936)	(19,571)	(44,894)	(5,781)	(1,118)
Net Income Adjusted for Noncontrolling Interests	43,401	100,329	127,077	199,028	288,008	220,262	146,640	15,621
Dividends on Preferred Shares	—	(2,710)	(3,830)	(8,130)	(10,840)	(18,173)	(34,930)	(35,476)
Redemption Costs of Preferred Shares	—	—	(9,687)	—	—	(17,944)	(2,500)	—
Net Income (Loss) Attributable to Common Shareholders	$43,401	$97,619	$113,560	$190,898	$277,168	$184,145	$109,210	$(19,855)
Earnings Per Common Share - Basic	$0.35	$0.80	$0.92	$1.57	$2.28	$1.52	$0.90	$(0.17)
Earnings Per Common Share - Diluted	$0.35	$0.79	$0.91	$1.55	$2.25	$1.50	$0.90	$(0.17)

(a)	See Page 20 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	September 30, 2015	December 31, 2014
ASSETS
Property	$4,277,134	$4,076,094
Accumulated Depreciation	(1,088,821)	(1,028,619)
Property Held for Sale, net	2,497	3,670
Property, net	3,190,810	3,051,145

Investment in Real Estate Joint Ventures and Partnerships, net (a)	267,999	257,156
Total	3,458,809	3,308,301

Unamortized Debt and Lease Costs, net	151,476	141,122
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $5,910 in 2015 and $7,680 in 2014)	82,686	77,781
Cash and Cash Equivalents	12,267	23,189
Restricted Deposits and Mortgage Escrows	10,252	79,998
Other, net	179,847	183,703
Total Assets	$3,895,337	$3,814,094

LIABILITIES AND EQUITY
Debt, net	$2,114,145	$1,938,188
Accounts Payable and Accrued Expenses	112,532	112,479
Other, net	131,296	124,484
Total Liabilities	2,357,973	2,175,151

Commitments and Contingencies	—	—

Equity:
Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued; no shares outstanding in 2015 and 60 shares outstanding in 2014; liquidation preference $150,000 in 2014	—	2
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 123,941 in 2015 and 122,489 in 2014	3,744	3,700
Additional Paid-In Capital	1,615,308	1,706,880
Net Income Less Than Accumulated Dividends	(227,393)	(212,960)
Accumulated Other Comprehensive Loss	(9,029)	(12,436)
Total Shareholders' Equity	1,382,630	1,485,186
Noncontrolling Interests	154,734	153,757
Total Equity	1,537,364	1,638,943
Total Liabilities and Equity	$3,895,337	$3,814,094

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 20 for additional information.

Weingarten Realty Investors
Funds From Operations Attributable to Common Shareholders
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Funds From Operations Attributable to Common Shareholders (FFO)
Numerator:
Net income attributable to common shareholders	$43,401	$97,619	$113,560	$190,898
Depreciation and amortization	35,687	35,402	106,717	110,542
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	3,624	3,666	10,602	11,289
Impairment of operating properties and real estate equity investments	—	—	153	—
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	—	—	1,497	—
(Gain) on sale of property and interests in real estate equity investments	(13,214)	(69,468)	(44,684)	(117,643)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	—	(2,856)	(615)	(3,024)
Other	—	—	(4)	(4)
FFO - Basic	69,498	64,363	187,226	192,058
Income attributable to operating partnership units	472	455	1,432	1,368
FFO - Diluted	69,970	64,818	188,658	193,426
Adjustments for Recurring FFO:
Redemption costs of preferred shares	—	—	9,749	—
Write-off of debt costs, net	—	1,376	6,100	1,850
Acquisition costs	356	50	702	68
Deferred tax benefit, net	—	—	—	(2,097)
Other, net of tax	—	—	(1,161)	(1,862)
Recurring FFO - Diluted	$70,326	$66,244	$204,048	$191,385

Denominator:
FFO weighted average number of common shares outstanding - Basic	123,349	121,560	122,929	121,487
Effect of dilutive securities:
Share options and awards	1,222	1,385	1,303	1,316
Operating partnership units	1,462	1,495	1,476	1,498
FFO weighted average number of common shares outstanding - Diluted	126,033	124,440	125,708	124,301

FFO Per Common Share - Basic	$0.56	$0.53	$1.52	$1.58

FFO Per Common Share - Diluted	$0.56	$0.52	$1.50	$1.56
Adjustments for Recurring FFO per common share:
Redemption costs of preferred shares	—	—	0.08	—
Write-off of debt costs, net	—	0.01	0.05	0.01
Acquisition costs	—	—	—	—
Deferred tax benefit, net	—	—	—	(0.02)
Other, net of tax	—	—	(0.01)	(0.01)
Recurring FFO Per Common Share - Diluted	$0.56	$0.53	$1.62	$1.54

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Rentals, net
Base minimum rent, net	$97,931	$99,144	$289,679	$296,431
Straight line rent	1,322	671	4,630	1,759
Over/Under-market rentals, net	(101)	(423)	(350)	(1,289)
Percentage rent	1,158	1,590	2,989	3,359
Tenant reimbursements	27,944	26,992	78,274	80,138
Total	$128,254	$127,974	$375,222	$380,398

Fee Income Primarily from Real Estate Joint Ventures and Partnerships
Recurring	$1,470	$1,460	$4,304	$4,130
Non-Recurring	—	—	199	68
Total	$1,470	$1,460	$4,503	$4,198

Interest Expense, net
Interest paid or accrued	$20,789	$23,296	$61,900	$72,157
Extinguishment of debt	—	1,252	6,100	1,726
Amortization of debt deferred costs	894	831	2,482	2,377
Over/Under-market mortgage adjustment of acquired properties, net	(232)	(184)	(608)	(765)
Gross interest expense	21,451	25,195	69,874	75,495
Capitalized interest	(844)	(822)	(2,517)	(2,232)
Total	$20,607	$24,373	$67,357	$73,263

Interest and Other (Expense) Income, net
Gain on litigation settlement	$—	$—	$1,721	$—
Deferred compensation investment (expense) income	(1,275)	5	(309)	980
Other	387	91	840	1,913
Total	$(888)	$96	$2,252	$2,893

Supplemental Analyst Information

Net Operating Income including Joint Ventures
Revenues	$130,787	$130,521	$383,190	$388,304
Operating expense	(24,291)	(23,454)	(69,076)	(71,989)
Real estate taxes	(15,770)	(15,412)	(45,895)	(46,419)
Total	90,726	91,655	268,219	269,896

Net Operating Income from Discontinued Operations	—	—	—	641

Minority Interests Share of Net Operating Income and Other Adjustments	(1,859)	(3,278)	(6,046)	(8,925)
Pro rata Income From Consolidated Ventures	88,867	88,377	262,173	261,612

Pro rata share of Unconsolidated Joint Ventures
Revenues	14,230	14,592	41,734	42,245
Operating expense	(2,377)	(2,525)	(7,283)	(7,271)
Real estate taxes	(1,791)	(1,634)	(5,338)	(5,234)
Total	10,062	10,433	29,113	29,740
Net Operating Income including Joint Ventures	$98,929	$98,810	$291,286	$291,352

Net Operating Income from Sold Properties not in Discontinued Operations	$183	$7,354	$1,814	$22,601

Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$4,536	$7,273	$11,808	$14,300
Intercompany fee income reclass	570	554	1,683	1,816
Other adjustments	(10)	54	189	215
Equity in earnings of real estate joint ventures and partnerships, net	$5,096	$7,881	$13,680	$16,331

Dividends
Common Dividends per Share	$0.345	$0.325	$1.035	$0.975

Common Dividends Paid as a % of Reported Funds from Operations - Basic	61.5%	61.7%	68.4%	62.0%

Common Dividends Paid as a % of Recurring Funds from Operations - Basic	61.2%	60.4%	63.2%	62.7%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	4.7%	4.7%	5.2%	4.6%

General and Administrative Expenses/Total Assets before Depreciation	0.12%	0.12%	0.40%	0.36%

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	September 30, 2015	December 31, 2014

Property
Land	$913,304	$821,614
Land held for development	100,099	103,349
Land under development	20,356	24,297
Buildings and improvements	3,171,840	3,061,616
Construction in-progress	71,535	65,218
Total	$4,277,134	$4,076,094

Straight Line Rent Receivable
	$57,631	$54,261

Other Assets, net
Notes receivable and mortgage bonds, net	$30,258	$30,365
Debt service guaranty asset	72,105	72,105
Non-qualified benefit plan assets	19,593	19,866
Out-of-market rentals, net	24,030	26,790
Investments	8,703	10,196
Deferred income tax asset	12,414	12,326
Interest rate derivative	3,385	3,891
Other	9,359	8,164
Total	$179,847	$183,703

Other Liabilities, net
Deferred revenue	$13,398	$11,903
Non-qualified benefit plan liabilities	52,881	51,634
Deferred income tax payable	7,508	7,970
Out-of-market rentals, net	26,653	23,218
Interest rate derivative	3,151	109
Other	27,705	29,650
Total	$131,296	$124,484

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$37,608	$38,121
Above-market leases - Accumulated Amortization	(13,578)	(11,331)
Below-market assumed mortgages (included in Debt, net)	4,069	4,713
Below-market assumed mortgages - Accumulated Amortization	(2,027)	(2,352)
Valuation of in place leases (included in Unamortized Debt and Lease Costs, net)	148,220	132,554
Valuation of in place leases - Accumulated Amortization	(65,597)	(56,571)
Total	$108,695	$105,134

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$47,985	$42,830
Below-market leases - Accumulated Amortization	(21,332)	(19,612)
Above-market assumed mortgages (included in Debt, net)	32,777	34,113
Above-market assumed mortgages - Accumulated Amortization	(27,002)	(27,411)
Total	$32,428	$29,920

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	September 30, 2015	December 31, 2014

Common Share Data
Closing Market Price	$33.11	$34.92

Capitalization
Debt	$2,114,145	$1,938,188
Preferred Shares	—	150,000
Sub-total Debt & Preferred Shares	2,114,145	2,088,188
Common Shares at Market	4,103,687	4,277,316
Operating Partnership Units at Market	48,407	52,066
Total Market Capitalization (As reported)	$6,266,239	$6,417,570
Debt to Total Market Capitalization (As reported)	33.7%	30.2%
Debt to Total Market Capitalization (As reported at a constant share price of $34.92)	32.6%	30.2%
Debt to Total Market Capitalization (Pro rata)	34.9%	31.0%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	107,000	189,000
Outstanding Letters of Credit Under Revolving Facility	5,004	4,223
Unused Portion of Credit Facility	$387,996	$306,777

Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	44.3%	41.7%
Debt + Preferred to Asset Ratio	None	44.3%	44.9%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	10.0%	12.8%
Unencumbered Asset Test (Public)	Greater than 150%	226.9%	253.0%
Fixed Charge Coverage (Revolver) (Pro rata EBITDA/ (interest expense + scheduled principal payments + preferred dividends))	Greater than 1.5x	3.2x	2.8x

Net Debt to Adjusted EBITDA
EBITDA (Current Quarter)	$101,978	$162,109
Gain on Sale of Real Estate	(13,232)	(74,883)
Ground Rent	260	295
Other Non-Recurring Items	—	1,329
Recurring EBITDA	$89,006	$88,850

Net Debt (less cash & equivalents)	$2,101,878	$1,914,999
Net Debt to Adjusted EBITDA (annualized)	5.90x	5.39x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa2
Outlook	Stable	Positive

Weingarten Realty Investors
Guidance

2015 Guidance

	2015	2015
	Previous Guidance	Revised Guidance
Recurring FFO Per Common Share - Diluted	$2.14 - $2.18	$2.16 - $2.18

Reported FFO Per Common Share - Diluted	$2.02 - $2.06	$2.04 - $2.06

Portfolio Activity ($ in millions)
Acquisitions	$200 - $250	$200 - $250

New Development	$50 - $100	$50 - $100

Dispositions	$125 - $175	$125 - $175

Operating Information
Same Property Net Operating Income	+3.0% to +4.0%	+3.0% to +4.0%

Denotes change to guidance

Investment Activity

Weingarten Realty Investors
Capital Expenditures
(at pro rata share)
(in thousands)

	Three Months Ended September 30, 2015	Nine Months Ended September 30, 2015	Twelve Months Ended December 31, 2014
Acquisitions	$61,029	$234,220	$43,832
New Development	8,449	23,157	41,635
Building and Site Improvements	2,652	5,851	15,784
Tenant Finish	6,459	16,063	23,710
Redevelopment	5,673	15,241	18,531
External Leasing Commissions	1,118	2,723	3,384
Capital Expenditures	$85,380	$297,254	$146,876

Note:
Internal Leasing Fees are approximately $7.2 million for the nine months ended September 30, 2015 and $12.1 million for the twelve months ended December 31, 2014.

Weingarten Realty Investors
New Development / Redevelopment
As of September 30, 2015
(at pro rata share)
(in thousands, except percentages)

				Total	Cost	Cost	Completed		Est./Act.	Est./Act.
		Owned	Percent	Estimated	Incurred -	Incurred -	Inception -	Est. Final	Anchor	Stabilized	2015
Center	MSA	SF	Leased	Investment (1)	Year-To-Date	To-Date	To-Date	ROI%	Opening	Quarter	SSNOI	Key Tenants / Description

Active Developments
Hilltop Village Center (2)	Alexandria, VA	249	98.61%	$66,106	$10,388	$63,363	$49,694		Q2 15	2H 15	N	Wegmans, LA Fitness
Nottingham Commons	Baltimore, MD	136	79.08%	45,263	1,878	24,539	4,418		Q3 16	2H 16	N	Meritt Athletic Club (OBO), Petco, MOM's Organic Market and T.J. Maxx
The Whittaker (3)	Seattle, WA	63	65.77%	29,155	121	239	—		2017	2017	N	Whole Foods
Wake Forest Crossing II	Raleigh, NC	115	95.96%	19,159	10,770	17,854	15,208		Q3 15	2H 16	N	Kohl's (OBO), T.J. Maxx, Michaels, Ross, Petco

Total Active Developments		563	89.70%	$159,683	$23,157	$105,995	$69,320	7.8%

Active Redevelopments (incremental investment) (4)
Riverpoint at Sheridan	Denver, CO			$17,615	$2,075	$9,020	$6,346		NA	1H 16	N	Conn's, Sportsman's Warehouse, BWW, Les Schwab, Old Chicago, PetSmart and 8,600 SF shop spaces
Decatur 215	Las Vegas, NV			16,280	2,288	5,041	3,300		Q2 15	2H 16	N	Hobby Lobby, Ross, Ulta and shops and restaurants
Westchase	Houston, TX			8,735	2,253	2,565	193		Q1 16	1H 16	N	Whole Foods and Five Below
Humblewood Center	Houston, TX			5,636	770	774	69		Q3 15	2H 16	N	Relocation of Conn's
Rock Prairie Marketplace	College Station, TX			2,241	599	686	71		NA	2H 15	N	5,000 SF Valero gas station
Horne Street Market	Fort Worth, TX			2,064	261	283	136		NA	2H 16	N	10,200 SF multi-tenant building
Westhill Village Shopping Center	Houston, TX			1,422	887	950	170		NA	2H 15	Y	6,700 SF multi-tenant building
Northbrook Center	Houston, TX			713	323	364	16		NA	1H 16	Y	Free-standing building with Starbucks

Completed Redevelopments (incremental investment) (4)
Prospectors Plaza	Sacramento, CA			5,033	—	4,707	4,707				Y	25,000 SF for Ross
Seminole Town Center	Orlando, FL			1,583	63	1,487	1,487				Y	8,500 SF multi-tenant building including Chipotle
Independence Plaza	Laredo, TX			1,732	413	1,732	1,732				Y	12,100 SF building including Rack Room and OshKosh / Carter's
Argyle Village Shopping Center	Jacksonville, FL			462	30	417	417				Y	3,000 SF shop space
Shoppes at Memorial Villages	Houston, TX			3,195	1,272	3,280	3,276				N	Redevelopment to construct 33,000 SF multi-tenant building
Brookwood Square Shopping Center	Atlanta, GA			9,314	4,006	9,313	2,415				N	Redevelopment to include LA Fitness and 14,000 SF of shop space

Total Active / Completed Redevelopments				$76,025	$15,240	$40,620	$24,336	12.1%

(1) Net of anticipated proceeds from land sales.
(2) Hilltop Village Center: 50/50 Joint Venture with 100% funding by WRI.
(3) WRI has committed to purchase the retail portion of a development project in West Seattle, contingent on the satisfaction of the developer's delivery obligations.
(4) Redevelopment is defined where GLA is added either through new construction or expansion of an existing space or where incremental investment is over $5 million.

Summary of Balance Sheet allocation:	Developments	Redevelopments	Total
Land	$7,505		$7,505
Land Under Development	20,356		20,356
Building and Improvements	45,736	$23,692	69,428
CIP	27,751	16,284	44,035
Other various balance sheet accounts	4,647	644	5,291
	$105,995	$40,620	$146,615

Cash NOI Summary
Cash NOI Included in Income Statement for the Three Months Ended September 30, 2015	$1,546	$2,536	$4,082

Weingarten Realty Investors
Land Held for Development
As of September 30, 2015
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
US Hwy. 1 and Caveness Farms Rd., Wake Forest, NC	100.0%	37.5
Highway 17 and Highway 210, Surf City, NC	100.0%	46.5
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	10.6
Decatur at 215, Las Vegas, NV	100.0%	2.6
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	12.0
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy. 17 & US Hwy. 74/76, Leland, NC	100.0%	12.6
State Hwy. 95 & Bullhead Pkwy., Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
Southern Ave. & Signal Butte Rd., Mesa, AZ	100.0%	—
SEC Poplar Ave. at I-240, Memphis, TN	100.0%	1.2
Total New Development Phased Projects		167.0	$34,080	$32,593
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	198.7
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	81.6
Shary Road and US Hwy. 83, Mission, TX	50.0%	34.9
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Creedmoor (Hwy. 50) and Crabtree Valley Ave., Raleigh, NC	100.0%	2.7
Lon Adams Rd. at Tangerine Farms Rd. - Marana, AZ	100.0%	9.7
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	7.6
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Young Pines and Curry Ford Rd., Orlando, FL	100.0%	1.9
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other	100.0%	29.4
Total Raw Land		403.1	$69,963	$50,163

Total Land Held For Development Properties		570.1	$104,043	$82,756

(1) Net of impairment and valuation adjustments.

Notes:
Land costs account for $84.7 million of total investment at 100%, $64.2 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.

Weingarten Realty Investors
Disposition and Acquisition Summary
For the Period Ended September 30, 2015
(at pro rata share)
(in thousands)

Center	City/State	Sq. Ft. at 100%	Date Sold	Sales Proceeds	Weighted Sales Cap

Dispositions
1st Quarter
Markham Square	Little Rock, AR	127	01/06/15
Southgate Shopping Center	Lake Charles, LA	168	01/16/15
Western Plaza*	Fenton, MO	57	02/13/15
Lake Pointe Market	Rowlett, TX	41	03/25/15

2nd Quarter
Tyler Shopping Center	Tyler, TX	60	04/08/15
DDS Office Building	Salt Lake City, UT	27	04/09/15
East Lake Office Building*	Palm Harbor, FL	23	04/14/15
Westgate Shopping Center	Little Rock, AR	53	04/23/15
International Drive Value Center*	Orlando, FL	185	04/29/15
Alafaya Square*	Oviedo, FL	176	06/04/15
Centre at Post Oak - ROW	Houston, TX	N/A	06/30/15

3rd Quarter
Valley Plaza	Tempe, AZ	150	07/21/15
The Shoppes at Parkwood Ranch Pad	Mesa, AZ	N/A	08/21/15
Rancho Encanto	Phoenix, AZ	71	08/31/15

Total Dispositions				$92,914	7.44%

			Date	Purchase
			Acquired	Price	Yield (1)

Acquisitions
1st Quarter
Baybrook Gateway	Houston, TX	237	02/04/15
Cambrian Park Plaza	San Jose, CA	171	02/27/15

2nd Quarter
Wellington Green	Wellington, FL	112	04/20/15
The Summit at Scottsdale*	Scottsdale, AZ	190	06/30/15

3rd Quarter
Shops at 3 Corners Pad	Houston, TX	N/A	08/20/15
Trenton Crossing	McAllen, TX	266	08/31/15
Wells Fargo Pad	Houston, TX	3	09/09/15
Wake Forest Crossing I	Wake Forest, NC	88	09/25/15

Total Acquisitions				$234,240	4.99%

(1) Economics reflect WRI's pro rata ownership interest, excluding the incremental return from fee income.
* Unconsolidated real estate joint venture activity

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	September 30, 2015	3rd Quarter Weighted Average Rate (1)	December 31, 2014	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$462,935	5.57%	$577,862	6.03%
3.5% Notes due 2023	298,895	3.50%	298,800	3.50%
3.375% Notes due 2022	299,151	3.38%	299,072	3.38%
4.45% Notes due 2024	249,126	4.45%	249,059	4.45%
3.85% Notes due 2025	248,143	3.85%	—
Term Loan (2)	200,000	2.64%	—
Unsecured Notes Payable (MTN)	141,290	6.09%	231,290	5.84%
Revolving Credit Agreements (3)	121,500	0.88%	189,000	0.76%
Obligations under Capital Leases	21,000	7.88%	21,000	7.88%
Subtotal Consolidated Debt	2,042,040	4.09%	1,866,083	4.38%
Debt Service Guarantee Liability (4)	72,105		72,105
Total Consolidated Debt - As Reported	2,114,145	4.09%	1,938,188	4.38%
Less: Noncontrolling Interests and Other Adjustments	(38,009)		(79,592)
Plus: WRI Share of Unconsolidated Joint Ventures	149,336		155,517
Total Debt - Pro rata Share	$2,225,472	4.09%	$2,014,113	4.37%

	Debt Balance	Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (at Pro rata Share) (includes the effect of interest rate swaps)
As of September 30, 2015
Fixed-rate debt	$1,982,674	4.22%	89.1%	7.02
Variable-rate debt	242,798	2.64%	10.9%	1.19
Total	$2,225,472	4.09%	100.0%	6.38

As of December 31, 2014
Fixed-rate debt	$1,700,603	4.83%	84.4%
Variable-rate debt	313,510	1.80%	15.6%
Total	$2,014,113	4.37%	100.0%

Secured vs. Unsecured Debt (at Pro rata Share)
As of September 30, 2015
Secured Debt	$591,877	5.37%	26.6%	4.72
Unsecured Debt	1,633,595	3.58%	73.4%	6.99
Total	$2,225,472	4.09%	100.0%	6.38

As of December 31, 2014
Secured Debt	$670,896	5.90%	33.3%
Unsecured Debt	1,343,217	3.54%	66.7%
Total	$2,014,113	4.37%	100.0%

	As Reported	Pro rata Share
Weighted Average Interest Rates (1)
Three months ended 09/30/15	4.09%	4.09%
Nine months ended 09/30/15	4.14%	4.13%
Three months ended 12/31/14	4.38%	4.37%
Twelve months ended 12/31/14	4.55%	4.54%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

(2)	Term loan has a floating rate of LIBOR + 115 bps that has been swapped to fixed rate of 2.64%. The weighted average interest rate reflects the fixed rate.

(3)	Weighted average revolving interest rate excludes the effect of the facility fee of 20 basis points on the total commitment in arrears.
The weighted average revolving interest rate with the facility fee is 2.37% and 1.32% for the third quarter 2015 and the fourth quarter 2014, respectively.

(4)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Schedule of Maturities
As of September 30, 2015
(in thousands, except percentages)

	As Reported			Pro rata Share
	Maturities	Weighted Average Rate (2)		Maturities	Weighted Average Rate (2)		Floating Rate	Fixed Rate	Secured	Unsecured
2015	$2,761	5.85%		$14,397	5.47%		$11,129	$3,268	$14,397	$—
2016	169,653	5.74%		203,379	5.59%		36,667	166,712	128,379	75,000
2017	141,850	6.08%		167,159	5.86%		3,638	163,521	142,159	25,000
2018	62,214	5.51%		26,340	5.65%			26,340	16,770	9,570
2019	55,906	5.19%		59,534	5.10%			59,534	59,534
2020	237,425	2.91%	(3)	293,012	3.23%	(3)	200,000	93,012	93,012	200,000
2021	4,406	4.00%		12,564	4.15%			12,564	12,564
2022	307,011	3.39%		307,928	3.39%			307,928	7,928	300,000
2023	304,202	3.50%		305,170	3.51%			305,170	5,170	300,000
2024	254,394	4.44%		255,417	4.44%			255,417	5,417	250,000
Thereafter	357,285	4.10%		360,558	4.12%			360,558	78,838	281,720
Subtotal	1,897,107			2,005,458			251,434	1,754,024	564,168	1,441,290

Revolving Credit Agreements	121,500	0.89%		121,500	0.89%		121,500			121,500
Other (1)	95,538			98,514			5,738	92,776	27,709	70,805
Swap Maturities:
2017							64,126	(64,126)
2020							(200,000)	200,000
Total	$2,114,145	4.14%		$2,225,472	4.13%		$242,798	$1,982,674	$591,877	$1,633,595

(1)	Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps and discounts on notes.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

(3)	Year 2020 includes the Term Loan which is at a floating rate of LIBOR + 115 bps that has been swapped to a fixed rate of 2.64%. The weighted average rate reflects the fixed rate.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at 100%
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
Condensed Statements of Income	2015	2014	2015	2014

Revenues:
Base minimum rent, net	$28,108	$28,461	$83,627	$85,086
Straight line rent	182	186	744	371
Over/Under-market rentals, net	408	80	683	494
Percentage rent	150	289	414	568
Tenant reimbursements	8,299	8,070	24,556	24,681
Other income	402	4,475	1,230	5,230
Total	37,549	41,561	111,254	116,430

Expenses:
Depreciation and amortization	9,369	9,823	27,952	30,836
Interest, net	4,199	5,932	12,851	17,692
Operating	6,338	6,939	19,574	20,073
Real estate taxes, net	4,678	4,378	13,935	13,824
General and administrative	124	191	659	721
Provision for income taxes	34	60	145	343
Impairment loss	—	—	7,487	—
Total	24,742	27,323	82,603	83,489

Gain on dispositions	—	7,369	1,393	7,996

Net income	$12,807	$21,607	$30,044	$40,937

Condensed Balance Sheets
			September 30, 2015	December 31, 2014
ASSETS

Property			$1,307,278	$1,331,445
Accumulated depreciation			(289,393)	(279,067)
Property, net			1,017,885	1,052,378

Other assets, net			127,795	126,890

Total			$1,145,680	$1,179,268
LIABILITIES AND EQUITY

Debt, net			$359,770	$380,816
Amounts payable to Weingarten Realty Investors and Affiliates			12,615	13,749
Other liabilities, net			33,040	26,226
Total			405,425	420,791

Equity			740,255	758,477

Total			$1,145,680	$1,179,268

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at Pro rata Share
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
Condensed Statements of Income	2015	2014	2015	2014
Revenues:
Base minimum rent, net	$10,754	$10,530	$31,571	$31,442
Straight line rent	62	37	202	133
Over/Under-market rentals, net	62	(32)	106	65
Percentage rent	72	100	132	198
Tenant reimbursements	3,113	2,963	9,197	9,069
Other income	167	994	526	1,338
Total	14,230	14,592	41,734	42,245

Expenses:
Depreciation and amortization	3,624	3,666	10,602	11,289
Interest, net	1,823	2,241	5,530	6,730
Operating	2,377	2,525	7,283	7,271
Real estate taxes, net	1,791	1,634	5,338	5,234
General and administrative	57	80	218	240
Provision for income taxes	22	29	73	205
Impairment loss	—	—	1,497	—
Total	9,694	10,175	30,541	30,969

Gain on dispositions	—	2,856	615	3,024

Net income	$4,536	$7,273	$11,808	$14,300

Condensed Balance Sheets
			September 30, 2015	December 31, 2014
ASSETS

Property			$472,464	$460,511
Accumulated depreciation			(110,270)	(104,338)
Property, net			362,194	356,173
Notes receivable from real estate joint ventures and partnerships			4,720	4,900
Unamortized debt and lease costs, net			17,730	17,329
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $185 in 2015 and $270 in 2014)			13,126	13,376
Cash and cash equivalents			15,292	13,937
Restricted deposits and mortgage escrows			64	329
Notes receivable and mortgage bonds, net			8	23
Out-of-market rentals, net			1,312	1,185
Other assets, net			1,938	1,837
Total			$416,384	$409,089

LIABILITIES AND EQUITY

Debt, net			$149,961	$156,243
Amounts payable to Weingarten Realty Investors and Affiliates			5,604	5,893
Accounts payable and accrued expenses			7,153	6,234
Deferred revenue			1,110	847
Out-of-market rentals, net			4,268	2,627
Interest rate derivative			61	92
Other liabilities, net			504	545
Total			168,661	172,481

Equity			247,723	236,608

Total			$416,384	$409,089
Notes:
The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI’s ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
September 30, 2015
(in thousands, except number of properties and percentages)

					Weingarten Realty
Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings (Losses) of Unconsolidated JVs

TIAA Florida Retail LLC	2	442	$131,022	$—	20.0%	$—	$25,887	$(427)
Perlmutter SRP, LLC	6	523	84,494	68,169	25.0%	17,042	2,966	61
Collins	8	1,160	128,944	22,065	50.0%	11,033	47,640	2,808
AEW - Institutional Client	5	437	104,145	—	20.0%	—	20,535	824
BIT Retail	3	719	147,758	—	20.0%	—	28,839	931
Jamestown	6	1,339	137,144	79,640	20.0%	15,928	10,464	1,593
Fidelis Realty Partners	1	491	135,353	79,435	57.8%	45,874	30,494	1,608
Sleiman Enterprises	2	170	18,215	13,344	50.0%	6,672	2,752	257
Bouwinvest	2	353	101,652	—	51.0%	—	49,033	810

Other	10	2,373	156,953	97,117	55.0%	53,412	49,389	5,215

Total	45	8,006	$1,145,680	$359,770	38.7%	$149,961	$267,999	$13,680

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Perlmutter SRP, LLC	Retail joint venture with an institutional partner through Perlmutter Investment Company
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida
Bouwinvest	Retail joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures such as AEW Capital Management.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information
As of September 30, 2015
(in thousands, except number of properties, percentages and term)

Balance Summary

		At 100%
Joint Venture Partner	# of Mortgaged Properties (2)	Mortgage Balance (1)(2)	Average Interest Rate	Average Remaining Term (yrs)

Perlmutter SRP, LLC	5	$68,169	5.7%	0.7
Collins	2	22,065	6.0%	9.4
Jamestown	6	79,640	2.7%	0.5
Fidelis Realty Partners	1	79,435	4.0%	5.1
Sleiman Enterprises	2	13,344	5.0%	5.7
Other	4	96,161	5.6%	3.3

Total	20	$358,814	4.6%	2.8

Schedule of Maturities

	At 100%		At WRI Share
	Maturities (1)(2)	Weighted Average Rate	Maturities (1)(2)	Weighted Average Rate

2015	$56,679	3.9%	$11,810	4.1%
2016	110,939	4.6%	34,449	4.5%
2017	56,810	5.0%	26,076	5.0%
2018	6,253	4.9%	3,450	4.9%
2019	6,576	4.9%	3,628	4.9%
2020	93,148	4.8%	55,586	4.8%
2021	16,049	5.3%	8,157	5.3%
2022	1,833	5.9%	916	5.9%
2023	1,936	5.9%	968	5.9%
2024	2,046	6.1%	1,023	6.1%
Thereafter	6,545	6.3%	3,273	6.3%
Total	$358,814		$149,336

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Note:
All mortgages are fixed rate with the exception of four Jamestown mortgages and one Other mortgage, which are variable rate ($55.0 million and $24.8 million, respectively at 100%) and mature in 2015 and 2016, respectively.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Base Minimum Rent
As of September 30, 2015
(at pro rata share)
(in thousands, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	Total Annualized Base Minimum Rent	% of Total Annualized Base Minimum Rent	Total SF	% of Total SF

1	The Kroger Co.	BBB/Baa2	28	$12,408	2.98%	1,530	5.41%
2	T.J.X. Companies, Inc.	A+/A2	41	10,310	2.48%	1,017	3.59%
3	Ross Stores, Inc.	A-/A3	32	8,183	1.97%	704	2.49%
4	Albertson's	N/A/N/A	22	7,392	1.78%	978	3.46%
5	Petsmart, Inc.	B+/B1	22	6,843	1.64%	425	1.50%
6	H-E-B	N/A/N/A	8	6,730	1.62%	539	1.90%
7	Home Depot, Inc.	A/A2	5	5,854	1.41%	541	1.91%
8	Office Depot, Inc.	B-/B2	26	5,651	1.36%	466	1.65%
9	Bed Bath & Beyond, Inc.	A-/Baa1	21	5,505	1.32%	484	1.71%
10	Whole Foods Market, Inc.	BBB-/N/A	8	5,328	1.28%	311	1.10%
11	Best Buy, Inc.	BB+/Baa1	10	4,817	1.16%	290	1.02%
12	Dollar Tree Stores, Inc.	BB/Ba2	48	4,434	1.06%	429	1.52%
13	The Sports Authority	N/A/N/A	7	4,023	0.97%	270	0.95%
14	Petco Animal Supplies, Inc.	B/B3	20	3,779	0.91%	222	0.79%
15	24 Hour Fitness Inc.	B/B2	7	3,754	0.90%	171	0.61%
16	Hobby Lobby Stores, Inc.	N/A/N/A	7	3,529	0.85%	415	1.47%
17	Gap, Inc.	BBB-/Baa2	12	3,085	0.74%	174	0.61%
18	Walmart Stores, Inc.	AA/Aa2	6	3,004	0.72%	453	1.60%
19	Ascena Retail Group	BB/Ba2	26	2,707	0.65%	141	0.50%
20	Barnes & Noble Inc.	N/A/N/A	7	2,642	0.63%	165	0.59%
21	LA Fitness	B/B2	4	2,617	0.63%	133	0.47%
22	Michaels Stores, Inc.	N/A/B2	13	2,608	0.63%	221	0.78%
23	Starbucks Corporation	A-/A2	42	2,519	0.61%	65	0.23%
24	Mattress Firm	B+/N/A	23	2,448	0.59%	83	0.29%
25	JPMorgan Chase Bank	A/A3	23	2,312	0.56%	81	0.29%

	Grand Total		468	$122,483	29.42%	10,307	36.45%

(1)	Tenant Names:	DBA Names:
	The Kroger Co.	Kroger (13), Harris Teeter (7), Smith's Food (1), Ralph's (1), Fry's Food (3), King Soopers (2), Food 4 Less (1)
	T.J.X. Companies, Inc.	T.J. Maxx (14), Marshalls (20), Home Goods (7)
	Ross Stores, Inc.	Ross Dress for Less (31), dd's Discounts (1)
	Albertson's	Albertson's (5), Randalls (5), Safeway (8), Vons (3), United Supermarket (1)
	Office Depot, Inc.	Office Depot (16), Office Max (10)
	Bed Bath & Beyond, Inc.	Bed Bath & Beyond (12), Cost Plus (7), buybuy BABY (2)
	Dollar Tree Stores, Inc.	Dollar Tree (38), Family Dollar (8), Greenbacks (1), Deal$ (1)
	Gap, Inc.	GAP (2), Old Navy (10)
	Walmart Stores, Inc.	Walmart (3), Walmart Neighborhood (3)
	Ascena Retail Group	Lane Bryant (9), Dressbarn (9), Justice (4), Catherines (2), AnnTaylor (1), Loft (1)
	LA Fitness	LA Fitness (3), Fitness International (1)
	Michaels Stores, Inc.	Michaels (11), Aaron Brothers (2)
	Mattress Firm	Mattress Firm (20), Bedmart (1), Mattress Pro (1), Mattress Giant (1)
(2)	Target owns and occupies 24 units not included above.

Weingarten Realty Investors
Portfolio Operating Information
(at pro rata share)
(in thousands, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent	Weighted Average Term (Years)

	All Leases
	Quarter Ended September 30, 2015				239	812	$19.50	$17.43	$7.23	11.9%
	Quarter Ended June 30, 2015				219	659	18.63	16.60	4.10	12.2%
	Quarter Ended March 31, 2015				216	1,206	14.13	12.97	2.91	8.9%
	Quarter Ended December 31, 2014				240	816	15.79	14.20	2.07	11.2%
	Rolling 12 months				914	3,493	$16.61	$14.98	$3.94	10.9%

	New Leases
	Quarter Ended September 30, 2015				73	227	$21.57	$18.19	$25.58	18.6%	7.9
	Quarter Ended June 30, 2015				60	132	20.61	17.64	20.38	16.8%	5.8
	Quarter Ended March 31, 2015				49	142	18.84	17.26	24.69	9.2%	6.9
	Quarter Ended December 31, 2014				54	134	19.46	17.63	12.33	10.4%	6.3
	Rolling 12 months				236	635	$20.32	$17.75	$21.51	14.5%	6.9

	Renewals
	Quarter Ended September 30, 2015				166	585	$18.70	$17.14	$0.12	9.1%
	Quarter Ended June 30, 2015				159	527	18.13	16.34	—	10.9%
	Quarter Ended March 31, 2015				167	1,064	13.50	12.40	—	8.9%
	Quarter Ended December 31, 2014				186	682	15.07	13.53	0.06	11.4%
	Rolling 12 months				678	2,858	$15.79	$14.37	$0.04	9.9%

	Comparable & Non-Comparable:
	Quarter Ended September 30, 2015				291	936
	Quarter Ended June 30, 2015				261	758
	Quarter Ended March 31, 2015				271	1,388
	Quarter Ended December 31, 2014				283	978
	Rolling 12 months				1,106	4,060

Lease
Expirations (1)

Assumes No Exercise of Renewal Options

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)
M-T-M	54	0%	$7.06	0%	123	1%	$21.56	1%	177	1%	$17.13	1%
2015	77	0%	6.39	0%	247	3%	21.32	2%	324	1%	17.77	1%
2016	1,316	8%	10.98	8%	1,539	17%	23.44	16%	2,855	11%	17.70	12%
2017	2,244	13%	11.79	14%	1,536	17%	24.28	17%	3,781	15%	16.87	15%
2018	2,276	13%	10.71	13%	1,400	16%	25.12	16%	3,675	14%	16.20	14%
2019	2,165	13%	10.45	12%	1,142	13%	26.03	13%	3,307	13%	15.83	13%
2020 - 2025	6,632	39%	11.76	41%	2,713	31%	25.79	32%	9,345	36%	15.83	36%

Assumes Exercise of all Renewal Options (4)

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)
M-T-M	54	0%	$7.06	0%	123	1%	$21.56	1%	177	1%	$17.13	1%
2015	4	0%	8.00	0%	186	2%	21.23	2%	190	1%	20.96	1%
2016	398	2%	13.20	2%	906	10%	24.13	9%	1,304	5%	20.79	6%
2017	199	1%	12.33	1%	887	10%	24.24	9%	1,086	4%	22.05	5%
2018	313	2%	12.74	2%	748	8%	25.97	8%	1,061	4%	22.06	5%
2019	208	1%	10.09	1%	679	8%	25.61	7%	887	3%	21.97	4%
2020 - 2025	2,260	14%	12.56	12%	2,805	32%	26.96	31%	5,064	20%	20.54	22%

(1)	Reflects in-place leases as of September 30, 2015.

(2)	Anchor tenants represent any tenant at least 10,000 square feet.

(3)	Revenue includes minimum base rent only.

(4)	Revenue for leases with future option rent based on fair market value, or CPI is reported as of the last year in the current lease term.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(at pro rata share)
(in thousands, except percentages)

Occupancy

	Quarter Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Signed Basis
Anchor (1)	98.1%	98.7%	98.7%	98.9%	98.5%
Non-Anchor	90.2%	90.3%	90.3%	89.8%	89.1%
Total Retail	95.2%	95.6%	95.6%	95.5%	95.0%
Other	86.2%	87.9%	87.4%	87.1%	87.0%
Total Signed	95.1%	95.5%	95.5%	95.4%	94.9%

Commenced Basis
Anchor (1)	96.8%	97.3%	97.5%	97.3%	96.3%
Non-Anchor	87.4%	87.8%	87.8%	87.6%	86.0%
Total Retail	93.3%	93.8%	93.9%	93.7%	92.5%
Other	86.2%	87.9%	87.4%	87.1%	85.7%
Total Commenced	93.3%	93.7%	93.9%	93.7%	92.4%

Same Property (2)
Signed Basis	96.1%	96.4%	96.2%	96.2%	96.2%
Commenced Basis	94.5%	95.0%	95.1%	94.9%	94.5%

Average Base Rents (3)

	Quarter Ended
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Commenced Basis
Anchor (1)	$12.07	$12.06	$11.98	$11.85	$11.72
Non-Anchor	24.90	24.59	24.29	24.00	23.43
Total	$16.70	$16.63	$16.45	$16.24	$15.95

Same Property Net Operating Income Growth (4)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2015	2014	% Change	2015	2014	% Change
Revenue
Minimum Rent	$95,670	$92,663	3.2%	$284,957	$275,680	3.4%
Bad Debt (net of recoveries)	8	(18)	144.4%	736	287	156.4%
Percentage Rent	983	913	7.7%	1,866	2,076	-10.1%
Tenant Reimbursements	26,143	25,406	2.9%	76,549	74,060	3.4%
Other	592	669	-11.5%	1,961	2,135	-8.1%
	123,396	119,633	3.1%	366,069	354,238	3.3%
Expenses
Property Operating Expenses	19,721	19,599	0.6%	57,590	56,908	1.2%
Real Estate Taxes	14,860	13,767	7.9%	43,144	41,365	4.3%
	34,581	33,366	3.6%	100,734	98,273	2.5%
Net Operating Income (5)	$88,815	$86,267	3.0%	$265,335	$255,965	3.7%

(1)	Anchor tenants represent any tenant at least 10,000 square feet.

(2)	Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.
Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.

(3)	Average Base rent per Leased SF excludes ground leases.

(4)	Same Property NOI Growth includes the Company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

(5)	Same Property NOI excluding redevelopment properties is 3.0% (QTD) and 3.5% (YTD).
Refer to Page 12 for current list of active and completed redevelopment properties.

Weingarten Realty Investors
Total Net Operating Income by Geographic Region (1)
(at pro rata share)
(in thousands, except percentages)

	Nine Months Ended September 30,				Twelve Months Ended December 31,
	2015	%	2014	%	2014	%	2013	%	2012	%	2011	%
West Region
California	$50,167	17.4%	$50,087	17.2%	$66,510	17.2%	$63,885	16.7%	$59,163	15.0%	$53,618	13.2%
Washington	2,334	0.8%	2,155	0.7%	2,925	0.8%	2,547	0.7%	2,048	0.5%	1,978	0.5%
Oregon	1,186	0.4%	1,104	0.4%	1,513	0.4%	1,565	0.4%	1,528	0.4%	1,349	0.3%
Total West Region	53,688	18.6%	53,347	18.3%	70,948	18.4%	67,997	17.8%	62,738	15.9%	56,945	14.0%
Mountain Region
Nevada	$23,165	8.1%	$22,467	7.7%	$30,238	7.8%	$28,334	7.4%	$30,094	7.6%	$30,525	7.5%
Arizona	23,059	8.0%	21,577	7.4%	28,804	7.5%	27,079	7.1%	26,032	6.6%	25,450	6.3%
Colorado	10,412	3.6%	9,415	3.2%	12,519	3.2%	11,393	3.0%	13,778	3.5%	12,485	3.1%
New Mexico	2,274	0.8%	2,303	0.8%	3,033	0.8%	4,500	1.2%	4,622	1.2%	4,993	1.2%
Utah	1,818	0.6%	2,302	0.8%	2,808	0.7%	3,458	0.9%	3,556	0.9%	3,494	0.9%
Total Mountain Region	60,728	21.1%	58,063	19.9%	77,401	20.0%	74,764	19.6%	78,082	19.8%	76,947	19.0%
Central Region
Texas	$79,624	27.7%	$82,951	28.5%	$109,843	28.4%	$105,849	27.6%	$116,645	29.5%	$129,540	32.0%
Arkansas	1,589	0.6%	2,372	0.8%	3,132	0.8%	3,266	0.9%	3,089	0.8%	3,106	0.8%
Louisiana	828	0.3%	4,479	1.5%	5,152	1.4%	10,387	2.7%	9,185	2.3%	8,272	2.0%
Oklahoma	436	0.2%	510	0.2%	632	0.2%	682	0.2%	921	0.2%	1,083	0.3%
Missouri	12	0.0%	915	0.3%	1,071	0.3%	1,123	0.3%	852	0.2%	1,061	0.3%
Illinois	—	0.0%	—	0.0%	—	0.0%	—	0.0%	2,464	0.6%	2,556	0.6%
Kansas	—	0.0%	—	0.0%	—	0.0%	—	0.0%	474	0.1%	1,181	0.3%
Total Central Region	82,489	28.8%	91,227	31.3%	119,830	31.1%	121,307	31.7%	133,629	33.7%	146,799	36.3%
Mid-Atlantic Region
North Carolina	$15,521	5.4%	$15,694	5.4%	$20,602	5.3%	$23,123	6.0%	$25,074	6.3%	$25,656	6.3%
Georgia	15,171	5.3%	14,518	5.0%	19,080	4.9%	20,340	5.3%	19,767	5.0%	19,845	4.9%
Tennessee	6,376	2.2%	6,068	2.1%	8,152	2.1%	6,903	1.8%	7,770	2.0%	7,491	1.8%
Kentucky	5,496	1.9%	5,563	1.9%	7,554	2.0%	7,324	1.9%	7,050	1.8%	6,890	1.7%
Maryland	3,481	1.2%	2,883	1.0%	4,025	1.0%	2,965	0.8%	1,063	0.3%	—	0.0%
Virginia	1,662	0.6%	15	0.0%	334	0.1%	—	0.0%	1,805	0.5%	3,551	0.9%
South Carolina	232	0.1%	204	0.1%	277	0.1%	273	0.1%	265	0.1%	268	0.1%
Maine	—	0.0%	—	0.0%	—	0.0%	—	0.0%	40	0.0%	214	0.1%
Total Mid-Atlantic Region	47,938	16.7%	44,945	15.5%	60,023	15.5%	60,927	15.9%	62,833	16.0%	63,915	15.8%
Southeast Region
Florida	$42,849	14.8%	$43,725	15.0%	$58,029	15.0%	$57,443	15.0%	$57,620	14.6%	$60,361	14.9%
Total Southeast Region	42,849	14.8%	43,725	15.0%	58,029	15.0%	57,443	15.0%	57,620	14.6%	60,361	14.9%
Total Net Operating Income	$287,692	100.0%	$291,308	100.0%	$386,231	100.0%	$382,438	100.0%	$394,902	100.0%	$404,967	100.0%
(1) The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 15% to 75% except for the operations of downreit partnerships, which are included at 100%. Net Operating Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of September 30, 2015

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	22	2,245,705	93,345	1,640,069	3,979,119
Arkansas	1	178,500	—	—	178,500
California	27	4,073,036	52,614	961,424	5,087,074
Colorado	9	1,029,384	536,139	1,210,338	2,775,862
Florida	34	4,096,719	1,866,291	1,303,638	7,266,648
Georgia	14	1,646,731	137,071	897,264	2,681,066
Kentucky	4	634,305	—	127,614	761,919
Louisiana	2	244,342	107,974	9,200	361,516
Maryland	2	94,123	—	—	94,123
Nevada	12	2,289,227	—	1,591,626	3,880,853
New Mexico	2	229,672	—	27,330	257,002
North Carolina	17	1,967,224	72,116	790,167	2,829,507
Oklahoma	1	128,231	—	—	128,231
Oregon	3	119,871	90,777	66,276	276,924
South Carolina	1	21,674	65,020	—	86,694
Tennessee	5	694,005	—	154,340	848,345
Texas	68	7,923,471	2,540,868	2,769,604	13,233,945
Utah	2	272,256	—	171,650	443,906
Virginia	1	187,093	—	—	187,093
Washington	5	203,048	298,609	65,571	567,228
Total	232	28,278,617	5,860,824	11,786,111	45,925,555

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
( ) Retailers in parenthesis are not a part of the owned property.
Notes: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.

Weingarten Realty Investors
Property Listing
As of September 30, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Mohave Crossroads	Lake Havasu City-Kingman, AZ		100.0%		182,168	395,477	12.97	79.1%		(Target), (Kohl's), PetSmart, Bed Bath & Beyond, Ross Dress for Less, 99 Cents Only
Arcadia Biltmore Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122	N/A	100.0%		Weingarten Realty Regional Office, Endurance Rehab
Arrowhead Festival S.C.	Phoenix-Mesa-Scottsdale, AZ		100.0%		29,834	194,309	27.16	64.8%		(Sports Authority), (Toys “R” Us), (Bed Bath & Beyond)
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	13.58	88.5%		Office Max, Ace Hardware
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		132,731	240,951	13.60	96.9%	Fry’s Supermarket	Office Max
Desert Village	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	22.62	97.0%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		113,536	305,588	9.33	94.9%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Laveen Village Market	Phoenix-Mesa-Scottsdale, AZ		100.0%		39,763	318,805	28.19	100.0%	(Fry’s Supermarket)	(Home Depot)
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	24.12	90.5%	(Safeway)
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		103,568	178,219	18.52	100.0%	(Fry’s Supermarket)	Office Max, PetSmart, Dollar Tree
Pueblo Anozira	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,607	157,607	15.04	98.5%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	25.97	100.0%	Whole Foods
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		69,213	199,013	15.21	93.3%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		155,006	155,006	16.10	90.6%	Safeway	CVS
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,728	60,728	17.73	100.0%	Sprouts Farmers Market
Summit at Scottsdale	Phoenix-Mesa-Scottsdale, AZ		51.0%	(1)(3)	97,154	322,999	16.65	100.0%	Safeway	(Target), CVS, OfficeMax, PetSmart
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		92,626	106,738	12.64	100.0%		Hobby Lobby, Dollar Tree
Entrada de Oro	Tucson, AZ		100.0%		88,665	109,075	18.27	97.7%	Walmart Neighborhood Market
Madera Village	Tucson, AZ		100.0%		96,697	106,858	12.33	99.0%	Safeway	Dollar Tree
Oracle Crossings	Tucson, AZ		100.0%		251,194	261,194	17.83	99.2%	Sprouts Farmers Market	Kohl's, Home Goods
Oracle Wetmore	Tucson, AZ		100.0%		150,150	343,278	24.75	95.6%		(Home Depot), (Nordstrom Rack), Jo Ann Fabric, Cost Plus, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	16.48	77.0%		(CVS Drug)
Arizona Total:	# of Properties:	22			2,245,705	3,979,119	17.09	94.7%
Arkansas
Markham West	Little Rock-North Little Rock-Conway, AR		100.0%		178,500	178,500	10.43	100.0%		Academy, Office Depot, Michaels, Dollar Tree
Arkansas Total:	# of Properties:	1			178,500	178,500	10.43	100.0%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		169,797	169,797	40.43	99.1%	Trader Joe's	Crunch, Sundance Cinemas, CB2
Buena Vista Marketplace	Los Angeles-Long Beach-Anaheim, CA		100.0%		91,846	91,846	29.20	95.7%	Smart & Final Stores LLC	Dollar Tree
Centerwood Plaza	Los Angeles-Long Beach-Anaheim, CA		100.0%		75,486	75,486	14.27	91.1%	Superior Grocers	Dollar Tree
Westminster Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		417,567	440,437	18.47	98.2%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree, 24 Hour Fitness
Hallmark Town Center	Madera, CA		100.0%		85,066	98,359	13.45	96.4%	Food 4 Less
Marshalls Plaza	Modesto, CA		100.0%		78,752	85,952	15.47	90.8%		Marshalls, Dress Barn, Guitar Center
Chino Hills Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		310,920	310,920	20.65	95.8%		Dollar Tree, 24 Hour Fitness, Rite Aid

Weingarten Realty Investors
Property Listing
As of September 30, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Jess Ranch Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		208,656	307,826	19.36	97.3%	(Winco Foods)	Burlington Coat Factory, PetSmart, Rite Aid, Big 5
Jess Ranch Phase III	Riverside-San Bernardino-Ontario, CA		100.0%		184,809	194,342	21.05	97.0%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness
Menifee Town Center	Riverside-San Bernardino-Ontario, CA		100.0%		124,431	258,734	16.85	99.2%	Ralph's	Ross Dress for Less, Dollar Tree
Stoneridge Town Centre	Riverside-San Bernardino-Ontario, CA		67.0%	(1)(3)	106,821	434,450	23.45	73.1%	(Super Target)	(Kohl's)
Discovery Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		93,398	93,398	17.26	94.2%	Bel Air Market
Prospectors Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		243,907	252,521	19.74	97.2%	SaveMart	Kmart, CVS, Ross Dress for Less
Summerhill Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		128,835	128,835	11.73	92.4%	Raley’s	Dollar Tree
Valley	Sacramento--Roseville--Arden-Arcade, CA		100.0%		98,240	107,005	19.18	33.8%
El Camino Promenade	San Diego-Carlsbad, CA		100.0%		129,676	129,676	24.68	96.9%		T.J. Maxx, Staples, Dollar Tree
Rancho San Marcos Village	San Diego-Carlsbad, CA		100.0%		120,368	134,628	19.74	96.1%		24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad, CA		100.0%		35,880	81,086	33.45	84.4%	(Albertsons)
580 Market Place	San Francisco-Oakland-Hayward, CA		100.0%		100,097	100,097	29.98	100.0%	Safeway	24 Hour Fitness, Petco
Fremont Gateway Plaza	San Francisco-Oakland-Hayward, CA		100.0%		194,601	352,690	23.39	99.2%	Raley’s	24 Hour Fitness
Greenhouse Marketplace	San Francisco-Oakland-Hayward, CA		100.0%		146,658	236,427	20.96	93.9%	(Safeway)	(CVS), Jo-Ann Fabrics, 99 Cents Only, Factory 2 U, Petco
Cambrian Park Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		170,449	170,449	15.26	96.8%		Beverages & More, Dollar Tree, Cambrian Bowl
Silver Creek Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		132,925	202,820	24.92	97.7%	Safeway	Walgreens, (Orchard Supply)
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	15.22	100.0%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa, CA		100.0%		194,569	200,011	14.55	100.0%	Food Maxx	Ross Dress for Less, Fallas Paredes
Creekside Center	Vallejo-Fairfield, CA		100.0%		115,991	115,991	19.65	93.5%	Raley’s
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,426	162,426	19.45	97.6%	Raley’s	Ace Hardware, Dollar Tree
California Total:	# of Properties:	27			4,073,036	5,087,074	20.49	94.7%
Colorado
Aurora City Place	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	180,478	542,956	15.97	96.2%	(Super Target)	Sports Authority, Barnes & Noble, Ross Dress For Less, PetSmart
Cherry Creek	Denver-Aurora-Lakewood, CO		100.0%		78,148	272,658	25.95	100.0%	(Super Target)	Sports Authority, PetSmart
CityCenter Englewood	Denver-Aurora-Lakewood, CO		51.0%	(1)(3)	136,846	358,326	16.01	90.9%		(Walmart), Ross Dress for Less, Petco, Office Depot, 24 Hour Fitness
Crossing at Stonegate	Denver-Aurora-Lakewood, CO		51.0%	(1)(3)	55,632	109,082	17.13	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora-Lakewood, CO		100.0%		144,553	270,548	11.44	100.0%	King Sooper's	Ace Hardware, (Target)
Green Valley Ranch Towne Center	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	28,440	114,881	21.48	100.0%	(King Sooper’s)
Lowry Town Center	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	38,349	129,398	26.57	95.4%	(Albertsons)
River Point at Sheridan	Denver-Aurora-Lakewood, CO		100.0%		258,753	591,886	14.64	95.8%		(Target), (Costco), Regal Cinema, Michaels, Conn's
Thorncreek Crossing	Denver-Aurora-Lakewood, CO		51.0%	(1)(3)	108,185	386,127	17.09	100.0%	Sprouts Farmers Market, (Super Target)	Barnes & Noble, Cost Plus, Michaels, OfficeMax, Dollar Tree
Colorado Total:	# of Properties:	9			1,029,384	2,775,862	16.74	96.9%
Florida
Argyle Village	Jacksonville, FL		100.0%		306,469	306,469	11.17	97.8%	Publix	Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels
Atlantic West	Jacksonville, FL		50.0%	(1)(3)	42,284	180,578	13.66	100.0%	(Walmart Supercenter)	T.J. Maxx, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village - St. Augustine	Jacksonville, FL		70.0%	(1)	8,542	64,180	16.32	78.5%		(Epic Theaters)
Kernan Village	Jacksonville, FL		50.0%	(1)(3)	42,579	288,780	16.76	98.4%	(Walmart Supercenter)	Ross Dress for Less, Petco

Weingarten Realty Investors
Property Listing
As of September 30, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Flamingo Pines	Miami-Fort Lauderdale et al, FL		20.0%	(1)(3)	25,373	148,840	17.69	98.4%	Publix
Boca Lyons	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		117,423	117,423	22.47	99.1%	4th Generation Market	Ross Dress for Less
Embassy Lakes	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		131,723	179,937	13.86	93.1%	Winn Dixie	Tuesday Morning, Dollar Tree
Flamingo Pines	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		139,462	266,761	21.69	94.2%	(Walmart Supercenter)	U.S. Post Office, Florida Technical College
Hollywood Hills Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	72,284	405,145	20.02	99.1%	Publix	Target, CVS
Northridge	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	46,720	236,628	17.42	97.1%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	59,585	318,184	14.89	100.0%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Sea Ranch Centre	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		98,953	98,953	17.03	90.9%	Publix	CVS, Dollar Tree
Sunrise West Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		25.0%	(1)(3)	19,080	84,597	14.01	85.7%	Publix
Tamiami Trail Shops	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	22,173	132,564	16.45	96.0%	Publix	CVS
TJ Maxx Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		161,429	161,429	16.10	97.5%	Winn Dixie	T.J. Maxx, Dollar Tree
Vizcaya Square	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		110,081	110,081	16.05	98.1%	Winn Dixie
Wellington Green Commons	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		96,774	96,774	25.95	100.0%	Whole Foods Market
Wellington Green Pad Sites	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		15,580	38,080	30.59	100.0%
Clermont Landing	Orlando-Kissimmee-Sanford, FL		65.1%	(1)(3)	114,291	345,280	16.86	96.6%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Plaza	Orlando-Kissimmee-Sanford, FL		100.0%		498,894	498,894	14.32	98.9%		Staples, Ross Dress for Less, Marshalls, Old Navy, Stein Mart, Barnes & Noble, Petco, Big Lots, Hobby Lobby
Marketplace at Seminole Towne Center	Orlando-Kissimmee-Sanford, FL		100.0%		318,623	500,536	15.28	96.5%	(Super Target)	Marshalls, Ross Dress for Less, Old Navy, Sports Authority, Petco
Phillips Crossing	Orlando-Kissimmee-Sanford, FL		100.0%		145,644	145,644	27.81	100.0%	Whole Foods	Golf Galaxy, Michaels
The Marketplace at Dr. Phillips	Orlando-Kissimmee-Sanford, FL		20.0%	(1)(3)	65,378	326,890	22.78	99.3%	Publix	Stein Mart, Home Goods, Morton's of Chicago, Office Depot
The Shoppes at South Semoran	Orlando-Kissimmee-Sanford, FL		100.0%		101,611	101,611	12.16	100.0%	Walmart Neighborhood Market	Dollar Tree
Winter Park Corners	Orlando-Kissimmee-Sanford, FL		100.0%		102,382	102,382	20.74	100.0%	Whole Foods Market
Indian Harbour Place	Palm Bay-Melbourne-Titusville, FL		25.0%	(1)(3)	40,880	177,471	11.96	97.9%	Publix	Bealls
Pineapple Commons	Port St. Lucie, FL		20.0%	(1)(3)	50,779	268,251	15.33	99.4%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Quesada Commons	Punta Gorda, FL		25.0%	(1)(3)	14,722	58,890	13.00	95.4%	Publix	(Walgreens)
Shoppes of Port Charlotte	Punta Gorda, FL		25.0%	(1)(3)	10,253	63,108	19.04	93.2%	(Publix)	Petco, (Walgreens)
Countryside Centre	Tampa-St. Petersburg-Clearwater, FL		100.0%		248,253	248,253	14.49	95.2%		T.J. Maxx, Home Goods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg-Clearwater, FL		20.0%	(1)(3)	23,113	115,566	13.06	93.2%	Walmart Neighborhood Market	Walgreens
Largo Mall	Tampa-St. Petersburg-Clearwater, FL		100.0%		376,957	610,044	16.90	95.7%	(Albertsons)	Bealls, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Palms of Carrollwood	Tampa-St. Petersburg-Clearwater, FL		100.0%		156,118	156,118	14.21	92.1%	The Fresh Market	Bed Bath & Beyond
Sunset 19	Tampa-St. Petersburg-Clearwater, FL		100.0%		275,407	275,407	12.35	85.7%		Bed Bath & Beyond, Staples, Barnes & Noble, Sports Authority, Old Navy
Whole Foods @ Carrollwood	Tampa-St. Petersburg-Clearwater, FL		100.0%	(4)	36,900	36,900	N/A	100.0%	Whole Foods Market
Florida Total:	# of Properties:	34			4,096,719	7,266,648	16.36	96.3%
Georgia
Brookwood Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		199,594	397,295	18.45	99.0%	(Super Target)	Home Depot, Bed Bath & Beyond, Office Max
Brookwood Square	Atlanta-Sandy Springs-Roswell, GA		100.0%		181,333	181,333	12.87	87.1%		Marshalls, LA Fitness
Brownsville Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		27,747	81,913	19.98	84.9%	(Kroger)

Weingarten Realty Investors
Property Listing
As of September 30, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Camp Creek Marketplace II	Atlanta-Sandy Springs-Roswell, GA		100.0%		196,283	228,003	14.28	100.0%		DSW, LA Fitness, Shopper's World, American Signature
Dallas Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		25,158	95,262	24.03	100.0%	(Kroger)
Grayson Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		76,611	76,611	14.21	92.5%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		137,693	332,889	16.22	100.0%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	20,586	102,931	12.95	100.0%		buybuy BABY, Ross Dress for Less, Rooms to Go
Perimeter Village	Atlanta-Sandy Springs-Roswell, GA		100.0%		380,686	380,686	20.03	98.1%	Walmart Supercenter	Cost Plus World Market, DSW, Hobby Lobby
Publix at Princeton Lakes	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	13,681	72,207	16.98	100.0%	Publix
Reynolds Crossing	Atlanta-Sandy Springs-Roswell, GA		100.0%		45,758	115,983	25.04	100.0%	(Kroger)
Roswell Corners	Atlanta-Sandy Springs-Roswell, GA		100.0%		136,622	318,387	18.79	95.6%	(Super Target), Fresh Market	T.J. Maxx
Roswell Crossing	Atlanta-Sandy Springs-Roswell, GA		100.0%		201,979	201,979	14.94	94.9%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%	(4)	3,000	95,587	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	14			1,646,731	2,681,066	16.62	96.4%
Kentucky
Millpond Center	Lexington-Fayette, KY		100.0%		124,498	151,498	10.23	90.2%	Kroger
Regency Shopping Centre	Lexington-Fayette, KY		100.0%		142,738	188,782	14.24	84.8%	(Kroger)	T.J. Maxx, Michaels
Tates Creek	Lexington-Fayette, KY		100.0%		198,372	203,532	13.84	98.2%	Kroger	Rite Aid
Festival at Jefferson Court	Louisville/Jefferson County, KY-IN		100.0%		168,697	218,107	13.08	90.0%	Kroger	(PetSmart), (T.J. Maxx), Staples, Party City
Kentucky Total:	# of Properties:	4			634,305	761,919	13.08	91.4%
Louisiana
K-Mart Plaza	Lake Charles, LA		50.0%	(1)(3)	107,974	225,148	9.33	100.0%	Albertsons	Kmart, Planet Fitness
Danville Plaza	Monroe, LA		100.0%		136,368	136,368	5.95	96.3%	County Market	Citi Trends, Surplus Warehouse
Louisiana Total:	# of Properties:	2			244,342	361,516	6.37	97.9%
Maryland
Pike Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%		80,841	80,841	58.98	96.3%		Pier 1, Ethan Allen
Maryland Total:	# of Properties:	1			80,841	80,841	58.98	96.3%
Nevada
Best in the West	Las Vegas-Henderson-Paradise, NV		100.0%		428,066	428,066	16.85	100.0%		Best Buy, T. J. Maxx, Babies "R" Us, Bed Bath & Beyond, Petsmart, Office Depot
Charleston Commons	Las Vegas-Henderson-Paradise, NV		100.0%		332,298	366,952	16.63	98.8%	Walmart	Ross Dress for Less, Office Max, 99 Cents Only, PetSmart
College Park S.C.	Las Vegas-Henderson-Paradise, NV		100.0%		167,654	195,367	12.17	94.6%	El Super	Factory 2 U, CVS
Decatur 215	Las Vegas-Henderson-Paradise, NV		100.0%		77,678	304,720	14.34	100.0%	(WinCo Foods)	(Target), Hobby Lobby, Ross Dress for Less
Eastern Horizon	Las Vegas-Henderson-Paradise, NV		100.0%		65,848	353,538	21.21	87.7%	Trader Joe's, (Kmart)
Francisco Centre	Las Vegas-Henderson-Paradise, NV		100.0%		116,973	148,815	11.65	87.8%	La Bonita Grocery	(Ross Dress for Less), Fallas Paredes
Paradise Marketplace	Las Vegas-Henderson-Paradise, NV		100.0%		78,077	152,672	18.77	89.1%	(Smith’s Food)	Dollar Tree
Rainbow Plaza	Las Vegas-Henderson-Paradise, NV		100.0%		273,916	273,916	13.66	97.2%	Albertsons	Ross Dress for Less, JC Penney, Home Depot, 24 Hour Fitness
Rainbow Plaza, Phase I	Las Vegas-Henderson-Paradise, NV		100.0%		136,339	136,339	13.72	93.5%	Albertsons	Ross Dress for Less, JC Penney, Home Depot, 24 Hour Fitness
Rancho Towne & Country	Las Vegas-Henderson-Paradise, NV		100.0%		84,711	161,837	12.88	100.0%	Smith’s Food

Weingarten Realty Investors
Property Listing
As of September 30, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Tropicana Beltway	Las Vegas-Henderson-Paradise, NV		100.0%		246,483	617,821	19.76	92.8%	(Walmart Supercenter)	(Lowe’s), Ross Dress for Less, PetSmart, Office Depot, 99 Cents Only
Tropicana Marketplace	Las Vegas-Henderson-Paradise, NV		100.0%		69,429	142,597	20.28	84.3%	(Smith’s Food)	Family Dollar
Westland Fair	Las Vegas-Henderson-Paradise, NV		100.0%		211,755	598,213	17.29	86.9%	(Walmart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels, Anna's Linens
Nevada Total:	# of Properties:	12			2,289,227	3,880,853	15.92	94.9%
New Mexico
Eastdale	Albuquerque, NM		100.0%		117,006	117,006	7.96	94.0%	Albertsons	Family Dollar
North Towne Plaza	Albuquerque, NM		100.0%		112,666	139,996	21.77	98.3%	Whole Foods Market	Home Goods
New Mexico Total:	# of Properties:	2			229,672	257,002	14.91	96.1%
North Carolina
Galleria	Charlotte-Concord-Gastonia, NC-SC		100.0%		120,674	328,276	16.56	92.5%	(Walmart Supercenter)	Off Broadway Shoes
Whitehall Commons	Charlotte-Concord-Gastonia, NC-SC		100.0%		42,183	444,803	25.80	96.7%	(Walmart Supercenter), (Publix)	(Lowe's)
Bull City Market	Durham-Chapel Hill, NC		100.0%		40,875	40,875	18.59	100.0%	Whole Foods Market
Chatham Crossing	Durham-Chapel Hill, NC		25.0%	(1)(3)	24,039	96,155	13.04	92.1%	Lowes Foods	CVS
Hope Valley Commons	Durham-Chapel Hill, NC		100.0%		81,371	81,371	25.16	98.3%	Harris Teeter
Avent Ferry	Raleigh, NC		100.0%		119,652	119,652	19.11	99.0%	Food Lion	Family Dollar
Capital Square	Raleigh, NC		100.0%		143,063	143,063	7.75	100.0%	Food Lion
Falls Pointe	Raleigh, NC		100.0%		112,199	198,549	17.06	98.9%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh, NC		100.0%		90,155	90,155	14.60	100.0%	Harris Teeter
Leesville Town Centre	Raleigh, NC		100.0%		127,106	127,106	19.46	96.9%	Harris Teeter	Rite Aid
Northwoods Market	Raleigh, NC		100.0%		77,802	77,802	11.15	89.5%	Walmart Neighborhood Market	Dollar Tree
Six Forks Station	Raleigh, NC		100.0%		467,902	467,902	11.20	99.5%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh, NC		100.0%		188,437	188,437	13.04	100.0%	Harris Teeter	Stein Mart, Rite Aid
Wake Forest Crossing I	Raleigh, NC		100.0%		87,654	87,654	12.98	97.3%	Lowes Foods	(Kohl's), T.J. Maxx, Michaels, Ross Dress for Less, Petco
Surf City Crossing	Wilmington, NC		100.0%		63,016	63,016	20.29	91.1%	Harris Teeter
Waterford Village	Wilmington, NC		100.0%		89,483	89,483	20.54	98.4%	Harris Teeter
North Carolina Total:	# of Properties:	16			1,875,611	2,644,299	14.56	97.9%
Oklahoma
Town and Country	Oklahoma City, OK		100.0%		128,231	128,231	7.22	90.3%		Big Lots, Westlake Hardware, Aaron Rents, Ross Dress for Less
Oklahoma Total:	# of Properties:	1			128,231	128,231	7.22	90.3%
Oregon
Clackamas Square	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	14,790	140,227	18.63	91.6%	(Winco Foods)	T.J. Maxx
Oak Grove Market Center	Portland-Vancouver-Hillsboro, OR-WA		100.0%		97,177	97,177	13.52	97.0%	Safeway
Raleigh Hills Plaza	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	7,904	39,520	26.09	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	3			119,871	276,924	14.99	96.6%

Weingarten Realty Investors
Property Listing
As of September 30, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
South Carolina
Fresh Market Shoppes	Hilton Head Island-Bluffton-Beaufort, SC		25.0%	(1)(3)	21,674	86,694	15.40	95.9%	The Fresh Market	Dollar Tree
South Carolina Total:	# of Properties:	1			21,674	86,694	15.40	95.9%
Tennessee
Bartlett Towne Center	Memphis, TN-MS-AR		100.0%		192,624	192,624	11.93	99.0%	Kroger	Petco, Dollar Tree, Shoe Carnival
Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		166,958	178,558	9.47	93.9%	Kroger	Stein Mart, Marshalls, HomeGoods
Commons at Dexter Lake Phase II	Memphis, TN-MS-AR		100.0%		61,838	66,838	13.83	92.7%	Kroger	Stein Mart, Marshalls, HomeGoods
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	11.52	97.4%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		169,987	307,727	21.06	94.8%		(Target), Best Buy, Sports Authority, PetSmart
Tennessee Total:	# of Properties:	5			694,005	848,345	13.63	96.0%
Texas
Bell Plaza	Amarillo, TX		15.0%	(1)	19,595	130,631	15.11	81.7%	United Supermarket	Dollar Tree
Mueller Regional Retail Center	Austin-Round Rock, TX		100.0%		351,099	351,099	16.38	98.1%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy
North Park Plaza	Beaumont-Port Arthur, TX		50.0%	(1)(3)	69,863	302,260	16.53	97.5%		(Target), (Toys “R” Us), Anna's Linens, Spec's, Kirkland's
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		36,000	153,000	17.03	43.3%		(Lowe's)
Moore Plaza	Corpus Christi, TX		100.0%		371,443	599,415	15.57	99.5%	(H-E-B)	Office Depot, Marshalls, (Target), Old Navy, Hobby Lobby, Stein Mart
Boswell Towne Center	Dallas-Fort Worth-Arlington, TX		100.0%		26,088	88,008	24.72	95.7%	(Albertsons)
Gateway Station	Dallas-Fort Worth-Arlington, TX		70.0%	(1)	60,666	86,666	12.32	87.0%		Conn's
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX		100.0%		353,431	463,431	14.50	99.4%	Sprouts Farmers Market	Sports Authority, PetSmart, T.J. Maxx, (Home Depot), Goody Goody Wines, buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX		20.0%	(1)(3)	72,366	361,832	17.54	89.3%		Stein Mart, Nordstrom, Marshalls, Office Depot, Petco, Golfsmith
HEB - Dairy Ashford & Memorial	Houston-Baytown-Sugar Land, TX		100.0%	(4)	36,874	36,874	N/A	100.0%	H-E-B
10/Federal	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,871	132,472	8.87	100.0%	Sellers Bros.	Palais Royal, Harbor Freight Tools
1919 North Loop West	Houston-The Woodlands-Sugar Land, TX		100.0%		138,081	138,081	N/A	71.9%		State of Texas
Alabama-Shepherd	Houston-The Woodlands-Sugar Land, TX		100.0%		59,120	59,120	21.85	100.0%	Trader Joe's	PetSmart
Baybrook Gateway	Houston-The Woodlands-Sugar Land, TX		100.0%		240,537	240,537	17.70	64.4%		Ashley Furniture, Cost Plus World Market, Barnes & Noble, Michaels
Bellaire Boulevard	Houston-The Woodlands-Sugar Land, TX		100.0%		37,699	43,891	28.12	100.0%	Randall’s
Blalock Market at I-10	Houston-The Woodlands-Sugar Land, TX		100.0%		97,277	97,277	16.38	100.0%	99 Ranch Market
Braeswood Square	Houston-The Woodlands-Sugar Land, TX		100.0%		104,778	104,778	13.67	98.3%	Belden’s	Walgreens
Broadway	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	11,191	74,604	8.18	100.0%		Big Lots, Family Dollar
Centre at Post Oak	Houston-The Woodlands-Sugar Land, TX		100.0%		183,940	183,940	32.12	98.3%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Citadel Plaza	Houston-The Woodlands-Sugar Land, TX		100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Cullen Plaza	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	12,678	84,517	11.32	100.0%	Fiesta	Family Dollar
Cypress Pointe	Houston-The Woodlands-Sugar Land, TX		100.0%		186,721	283,381	9.81	96.9%	Kroger	Babies “R” Us
Fiesta Village	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	4,537	30,249	8.81	100.0%	Fiesta

Weingarten Realty Investors
Property Listing
As of September 30, 2015

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Galveston Place	Houston-The Woodlands-Sugar Land, TX	100.0%		210,370	210,370	11.28	99.5%	Randall’s	Office Depot, Palais Royal, Spec's
Glenbrook Square	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	11,684	77,890	9.71	97.3%	Kroger
Griggs Road	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	12,017	80,116	12.77	79.6%		99 Cents Only, Family Dollar, Citi Trends
Harrisburg Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	14,016	93,438	18.99	94.7%		Fallas Paredes
Heights Plaza	Houston-The Woodlands-Sugar Land, TX	100.0%		71,277	71,277	8.95	100.0%	Kroger
Humblewood Shopping Plaza	Houston-The Woodlands-Sugar Land, TX	100.0%		180,226	279,226	15.58	96.4%		Conn’s, Walgreens, (Michaels), (DSW)
I-45/Telephone Rd. Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	25,740	171,599	12.45	99.3%	Sellers Bros.	Famsa, Fallas Paredes, Harbor Freight Tools
Lawndale	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	7,819	52,127	11.53	100.0%		LaMichoacana Meat Market, Family Dollar, 99 Cents Only
League City Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	19,048	126,990	12.94	89.7%	Kroger
Little York Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	17,082	113,878	9.46	96.0%	Sellers Bros.	Fallas Paredes
Lyons Avenue	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	10,144	67,629	7.93	100.0%	Fiesta	Fallas Paredes
Market at Town Center	Houston-The Woodlands-Sugar Land, TX	100.0%		388,865	388,865	19.69	96.6%		Old Navy, Home Goods, Marshalls, Ross Dress for Less, Nordstrom Rack, Saks Fifth Avenue OFF 5TH
Market at Westchase	Houston-The Woodlands-Sugar Land, TX	100.0%		84,084	84,084	19.58	88.9%	Whole Foods Market
Northbrook Center	Houston-The Woodlands-Sugar Land, TX	100.0%		174,181	174,181	15.03	90.2%	Randall’s	Office Depot, Citi Trends, Dollar Tree
Oak Forest	Houston-The Woodlands-Sugar Land, TX	100.0%		154,171	154,171	14.21	100.0%	Kroger	Ross Dress for Less, Dollar Tree, Petsmart
Palmer Plaza	Houston-The Woodlands-Sugar Land, TX	100.0%		95,251	195,231	10.04	97.5%		Dollar Tree
Randall's/Kings Crossing	Houston-The Woodlands-Sugar Land, TX	100.0%		126,397	126,397	17.23	99.5%	Randall’s	CVS
Richmond Square	Houston-The Woodlands-Sugar Land, TX	100.0%		92,356	92,356	21.54	100.0%		Best Buy, Cost Plus
River Oaks East	Houston-The Woodlands-Sugar Land, TX	100.0%		71,265	71,265	31.58	100.0%	Kroger
River Oaks West	Houston-The Woodlands-Sugar Land, TX	100.0%		247,673	247,673	31.58	93.8%	Kroger	Barnes & Noble, Talbots, Ann Taylor, GAP, JoS. A. Bank
Shoppes at Memorial Villages	Houston-The Woodlands-Sugar Land, TX	100.0%		184,354	184,354	11.18	93.1%		Rexel
Shops at Kirby Drive	Houston-The Woodlands-Sugar Land, TX	100.0%		10,000	10,000	31.15	100.0%		Freebirds Burrito
Shops at Three Corners	Houston-The Woodlands-Sugar Land, TX	70.0%	(1)	173,060	277,871	13.88	95.1%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	18,668	124,454	10.68	91.9%	Food-A-Rama	CVS, Family Dollar, Palais Royal
Stella Link	Houston-The Woodlands-Sugar Land, TX	100.0%		70,087	70,087	9.37	38.7%		Spec’s
Tomball Marketplace	Houston-The Woodlands-Sugar Land, TX	100.0%		141,036	298,857	16.89	90.6%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Plaza at Bunker Hill	Houston-The Woodlands-Sugar Land, TX	57.8%	(1)(3)	283,399	490,734	24.51	100.0%	H-E-B	PetSmart, Babies "R" Us, Academy, Nordstrom Rack
Westchase Center	Houston-The Woodlands-Sugar Land, TX	100.0%		232,782	361,501	15.62	90.7%	Whole Foods Market	(Target), Ross Dress for Less, Golfsmith, Palais Royal, Petco
Westhill Village	Houston-The Woodlands-Sugar Land, TX	100.0%		130,851	130,851	16.99	98.5%		Ross Dress for Less, Office Depot, 99 Cents Only
Independence Plaza	Laredo, TX	100.0%		347,302	347,302	13.05	99.8%	H-E-B	T.J. Maxx, Ross, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX	100.0%		243,596	485,463	14.84	100.0%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond
Plantation Centre	Laredo, TX	100.0%		135,373	143,015	16.17	100.0%	H-E-B
Las Tiendas Plaza	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	143,976	500,084	10.99	98.9%		(Target), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot
Market at Nolana	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	20,315	243,821	21.46	81.3%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	53,956	301,174	19.90	95.4%	(Walmart Supercenter)	Kohl's, Dollar Tree

Weingarten Realty Investors
Property Listing
As of September 30, 2015

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Northcross	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	37,532	75,065	17.55	90.9%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	176,520	484,949	15.03	95.6%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	51,851	103,702	12.49	100.0%	H-E-B
Trenton Crossing	McAllen-Edinburg-Mission, TX		100.0%		264,720	569,881	11.97	83.6%		(Target), Hobby Lobby, Ross Dress for Less, Marshalls, Petsmart
Starr Plaza	Rio Grande City, TX		50.0%	(1)(3)	88,346	176,693	12.06	99.0%	H-E-B	Bealls
Fiesta Trails	San Antonio-New Braunfels, TX		100.0%		309,370	485,370	15.22	96.2%	(H-E-B)	(Target), Act III Theatres, Marshalls, Office Max, Stein Mart, Petco, Anna’s Linens
Parliament Square II	San Antonio-New Braunfels, TX		100.0%	(4)	54,541	54,541	8.71	100.0%		Incredible Pizza
Thousand Oaks	San Antonio-New Braunfels, TX		15.0%	(1)	24,271	161,806	11.44	98.2%	H-E-B	Bealls, Tuesday Morning
Valley View	San Antonio-New Braunfels, TX		100.0%		91,544	91,544	11.10	83.7%		Marshalls, Dollar Tree
Texas Total:	# of Properties:	68			7,923,471	13,233,945	16.77	94.3%
Utah
Taylorsville Town Center	Salt Lake City, UT		100.0%		90,157	139,007	17.20	97.5%	The Fresh Market	Rite Aid
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	12.76	71.9%		(Target), Petco
Utah Total:	# of Properties:	2			272,256	443,906	14.25	80.4%
Washington
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,237	18.19	98.7%	(Safeway)	Jo-Ann Fabric & Craft Store, Tuesday Morning
Promenade 23	Seattle-Tacoma-Bellevue, WA		100.0%		96,860	96,860	16.05	84.0%	Red Apple Grocers	Walgreens
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,506	81,385	30.56	96.8%	Metropolitan Market	Bartell's Drug
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,347	111,736	19.70	100.0%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.62	96.3%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
Washington Total:	# of Properties:	5			203,048	567,228	19.93	91.1%
Total Operating Properties	# of Properties:	229			27,986,629	45,539,972
New Development
Maryland
Nottingham Commons	Baltimore-Columbia-Towson, MD		100.0%	(2)	13,282	13,282			MOM's Organic Market	T.J. Maxx, Petco
Maryland Total:	# of Properties:	1			13,282	13,282
North Carolina
Wake Forest Crossing II	Raleigh, NC		100.0%	(2)	91,613	185,208				(Kohl's), T.J. Maxx, Michaels, Ross Dress For Less, Petco
North Carolina Total:	# of Properties:	1			91,613	185,208
Virginia
Hilltop Village	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(1)(2)	187,093	187,093			Wegman's	L.A. Fitness
Virginia Total:	# of Properties:	1			187,093	187,093
Total New Developments	# of Properties:	3			291,988	385,583
Operating & New Development Properties	# of Properties:	232			28,278,617	45,925,555

Weingarten Realty Investors
Property Listing
As of September 30, 2015

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City					312,761
Lon Adams Rd. at Tangerine Farms Rd., Marana					422,532
Arizona Total:					735,293
Colorado
Highway 85 and Highway 285, Sheridan					525,334
Colorado Total:					525,334
Florida
Young Pines and Curry Ford Rd., Orange County					82,764
State Road 100 & Belle Terre Parkway, Palm Coast					292,288
SR 207 at Rolling Hills Dr., St. Augustine					228,254
Florida Total:					603,306
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City					3,554,496
Georgia Total:					3,554,496
Nevada
SWC Highway 215 at Decatur, Las Vegas					113,589
Nevada Total:					113,589
North Carolina
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland					549,727
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh					118,483
Highway 17 and Highway 210, Surf City					2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest					1,637,420
North Carolina Total:					4,329,863
Tennessee
Poplar Avenue and Ridgeway Road, Memphis					53,579
Tennessee Total:					53,579
Texas
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
Rock Prairie Rd. at Hwy. 6, College Station					323,215
Leslie Rd. at Bandera Rd., Helotes					74,052
Bissonnet at Wilcrest, Houston					40,946
Citadel Plaza at 610 North Loop, Houston					137,214
East Orem, Houston					121,968
Mesa Road at Tidwell, Houston					75,009
Northwest Freeway at Gessner, Houston					179,903
West Little York at Interstate 45, Houston					161,172

Weingarten Realty Investors
Property Listing
As of September 30, 2015

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Nolana Ave. and 29th St., McAllen					163,350
Shary Rd. at North Hwy. 83, Mission					1,521,986
9th Ave. at 25th St., Port Arthur					243,065
Gattis School Rd. at A.W. Grimes Blvd., Round Rock					57,499
Culebra Road and Westwood Loop, San Antonio					60,984
FM 1957 (Potranco Road) and FM 211, San Antonio					8,655,372
SH 151 and Ingram Rd., San Antonio					252,692
US Hwy. 281 at Wilderness Oaks, San Antonio					1,269,774
Highway 3 at Highway 1765, Texas City					200,812
FM 2920 and Highway 249, Tomball					459,776
Texas Total:					14,913,512
Total Unimproved Land					24,828,972